UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2011

Date of Report

(Date of earliest event reported)

Novell, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-13351	87-0393339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

404 Wyman Street, Suite 500

Waltham, MA 02451

(Address of principal executive offices, including zip code)

(781) 464-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Press Release

On April 27, 2011, Novell, Inc., a Delaware corporation (the “Company”), issued a press release announcing the completion of the sale of certain identified issued patents and patent applications to CPTN Holdings LLC for $450 million in cash and the completion of the Company’s merger with Attachmate Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Novell, Inc. dated April 27, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc.

Date: April 27, 2011

By:	/s/ Jeff Hawn
Name: Jeff Hawn
Title: President, Chief Executive
Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Novell, Inc. dated April 27, 2011